Exhibit 99 (b)

THIS  DEBENTURE HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS
AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS THE PERSON REQUESTING THE TRANSFER OF THIS DEBENTURE SHALL FURNISH, WITH RESPECT TO SUCH TRANSFER, AN OPINION OF COUNSEL (BOTH COUNSEL AND OPINION TO BE SATISFACTORY TO BOK FINANCIAL CORPORATION, HEREIN CALLED THE "CORPORATION") TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT OR ANY SIMILAR OR SUPERSEDING STATUTE OR OF ANY APPLICABLE STATE SECURITIES LAW.

THIS DEBENTURE IS NOT A DEPOSIT AND WILL NOT BE INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THIS OBLIGATION MAY NOT BE REPAID PRIOR TO MATURITY, EITHER PURSUANT TO AN ACCELERATION IN EVENT OF DEFAULT OR OTHERWISE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER.

THIS DEBENTURE MAY NOT BE EXCHANGED FOR DEBENTURES OF SMALLER DENOMINATIONS.

                            BOK FINANCIAL CORPORATION
                                  $188,000,000
                                    DEBENTURE

                                  July 21, 2008

BOK FINANCIAL CORPORATION, hereinafter called the "Corporation", a corporation duly organized and existing under the laws of the State of Oklahoma, for value received, hereby promises to pay to the order of George B. Kaiser, the sum of One Hundred Eighty-Eight Million and no/100 Dollars ($188,000,000) or so much thereof as shall been advanced and remains outstanding and to pay interest on the unpaid balance of such principal sum at the rate and in the manner hereinafter provided. The Corporation may request advances, upon three days prior notice, under this Debenture from time to time provided (i) the total of all such advances of principal outstanding at any time shall not exceed $188,000,000 and (ii) the Corporation is not in default of any obligations arising under this Debenture.

The principal of and interest on this Debenture shall be payable at the principal office of the holder in Tulsa, Oklahoma, or at such other address as the holder of this Debenture shall from time to time designate.

This Debenture is payable as follows:

(a) The unpaid principal of this Debenture is due and payable on December 2, 2010.

(b) Interest shall be charged on the unpaid principal balance of this Note to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding ("Outstanding Principal"), computed on the basis of a 360 day year, at a rate determined on the first day of each calendar month for the entire calendar month equal to (the "Note Rate") the LIBOR Rate (as hereinafter defined) per annum in effect from time to time. Interest shall be charged on $188,000,000 less the Outstanding Principal (calculated and paid in the same manner as interest on the Outstanding Principal) at the rate of twenty-five one-hundredths of one percent (0.250%). "LIBOR Rate" means (i) the one (1) month London Interbank Offered Rate ("LIBOR") as published in the Wall Street Journal on the first business days of each calendar month (even if the first business day occurs after the beginning of the calendar month) plus (i) one hundred twenty-five one-hundredths of one percent (1.250%). The Note Rate shall be determined each month and each change in the Note Rate shall become effective, without notice to the Maker (which notice is hereby expressly waived by the Maker) on the effective of such change. The interest on this Debenture is payable as it accrues on the last day of each March, June, September and December in each year, commencing September 30, 2008, until the principal amount hereof has been paid in full.

In the event of default hereunder and this Debenture is placed in the hands of an attorney for collection (whether or not suit is filed), or if this Debenture is collected by suit or legal proceedings or through bankruptcy proceedings, the Corporation agrees to pay in addition to all sums then due hereon, including principal and interest, all expenses of collection, including reasonable attorneys' fees.

The Corporation hereby waives presentment and demand for payment, protest and notice of protest and nonpayment and agrees that liability hereunder or under any guaranty of payment hereof shall not be affected by any renewal(s) or extension(s) in time of payment hereof.

All references to the Corporation herein shall, and shall be deemed to, include its successors and assigns, and all covenants, stipulations, promises and agreements contained herein by or on behalf of the Corporation shall be binding upon its successors and assigns, whether so expressed or not.

IN WITNESS WHEREOF, the Corporation has caused this Debenture to be executed in its corporate name and in its behalf by its Chief Executive Officer, his signature to be attested by its Secretary and its corporate seal to be hereunto affixed and this Debenture to be dated, issued and delivered, all on the 21st day of July, 2008, each of such officers being thereunto duly authorized.

ATTEST:                                  BOK FINANCIAL CORPORATION

___/s/ Frederic Dorwart_____             By    ______/s/ Stanley A. Lybarger___
Frederic Dorwart, Secretary                    Stanley A. Lybarger,
                                               Chief Executive Officer


                                         George B. Kaiser

                                         _____/s/ George B. Kaiser_____________